UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Sajan, Inc.

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PRELIMINARY MATERIALS Subject to Completion Sajan, Inc. 625 Whitetail Boulevard River Falls, WI 54022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2014

TO THE STOCKHOLDERS OF SAJAN, INC.:

Please Take Notice that Sajan, Inc. will hold its Annual Meeting of Stockholders at the offices of Sajan, Inc., 625 Whitetail Boulevard, River Falls, Wisconsin (at the intersection of South U.S. 35 and Whitetail Boulevard), on June 12, 2014 at 1:00 p.m. local time, or at any adjournment or adjournments thereof. We are holding the meeting for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect the five director nominees named in this Proxy Statement to the Sajan Board of Directors, to serve until the earlier of the next annual meeting of stockholders, such director’s successor has been duly elected, or such director’s death, resignation or removal;

2.	To approve the Sajan, Inc. 2014 Equity Incentive Plan;

3.	To ratify the appointment by the Audit Committee of Sajan’s Board of Directors of Baker Tilly Virchow Krause, LLP as Sajan’s independent registered public accounting firm for the year ending December 31, 2014;

4.	To give our Board of Directors the authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board of Directors;

5.	To consider and vote upon, on a non-binding and advisory basis, named executive officer compensation; and

6.	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Holders of record of our common stock at the close of business on April 14, 2014 will be entitled to vote at the meeting or any adjournments thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. A copy of the Annual Report on Form 10-K for the year ended December 31, 2013 also accompanies this Notice.

You can vote your shares by completing and returning the enclosed proxy card.

By Order of the Board of Directors,

/s/ Shannon Zimmerman

Chairman of the Board of Directors, Chief Executive Officer and President

April [25], 2014

Your vote is important. To vote your shares, please complete, sign, date and mail the enclosed proxy card promptly in the enclosed return envelope. The prompt return of proxies will save us the expense of further requests for proxies.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 12, 2014: The notice, proxy statement, form of proxy, and Annual Report on Form 10-K are available on the Investor Relations section of the Sajan, Inc. website at http://www.sajan.com/company/investors.html.

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SAJAN, INC.

625 Whitetail Boulevard
River Falls, WI 54022

PRELIMINARY PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 12, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sajan, Inc., a Delaware corporation, (“Sajan,” the “Company,” “we,” “our” or “us”) for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Sajan corporate offices, 625 Whitetail Boulevard, River Falls, Wisconsin 54022 (at the intersection of South U.S. 35 and Whitetail Boulevard), at 1:00 p.m. local time on June 12, 2014.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1.	To elect the five director nominees named in this Proxy Statement to the Sajan Board of Directors, to serve until the earlier of the next annual meeting of stockholders, such director’s successor has been duly elected, or such director’s death, resignation or removal;

2.	To approve the Sajan, Inc. 2014 Equity Incentive Plan;

3.	To ratify the appointment by the Audit Committee of Sajan’s Board of Directors of Baker Tilly Virchow Krause, LLP as Sajan’s independent registered public accounting firm for the year ending December 31, 2014;

4.	To give our Board of Directors the authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board of Directors;

5.	To consider and vote upon, on a non-binding and advisory basis, named executive officer compensation; and

6.	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Any action may be taken on any one of the foregoing proposals on the date specified above for the Annual Meeting, or on any date or dates to which the Annual Meeting may be adjourned.

This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about April [25], 2014.

Solicitation

This solicitation is made by Sajan. Sajan will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will not specifically engage any employees or paid solicitors for the purpose of soliciting proxies for the Annual Meeting. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Record Date and Shares Outstanding

Only holders of record of our common stock at the close of business on April 14, 2014 will be entitled to vote at the Annual Meeting or any adjournments thereof. There were [16,268,391] shares of our common stock and no shares of our preferred stock outstanding on the record date. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. Ballots will be passed out during the Annual Meeting to all holders of record who wish to vote in person at the Annual Meeting.

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If you hold your shares in street name, meaning that your shares are held in the name of a broker, bank, trust or other nominee as custodian, you may vote by completing the voting instruction form provided to you by your broker or nominee. You may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker or nominee.

Quorum

A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting. The ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter under New York Stock Exchange rules that apply to all brokers. These rules allow brokerage firms to vote their clients’ shares held in street name on routine matters if the clients do not provide voting instructions. If you hold your shares in street name and your brokerage firm votes your shares on a routine matter because you do not provide voting instructions, your shares will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting. Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum.

So long as a quorum is present at the beginning of the Annual Meeting, the stockholders present may continue to transact business until adjournment, even if enough stockholders have left the meeting to leave less than a quorum, and even if any stockholder present in person or by proxy refuses to vote or participate in the Annual Meeting. If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

Board Recommendation and Voting of Proxies

The Board recommends a vote:

•	FOR the election of each of the nominated directors (Proposal 1).

•	FOR the approval of the Sajan, Inc. 2014 Equity Incentive Plan (Proposal 2).

•	FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the current fiscal year (Proposal 3).

•	FOR the approval of the Board’s authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board (Proposal 4).

•	FOR the approval, by a non-binding and advisory vote, of named executive officer compensation (Proposal 5).

With respect to any other matter that properly comes before the Annual Meeting, Shannon Zimmerman and Michael Rogers (the “Proxy Agents”) will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Each proxy returned to us by a record holder will be voted according to the instructions on the proxy. If no instructions are indicated, the Proxy Agents will vote in accordance with the recommendations of the Board. Although the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, all proxies returned to Sajan will be voted on any such matter according to the judgment of the Proxy Agents. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will have discretionary voting power only on the proposal to ratify the independent registered public accounting firm. Your shares will be voted in accordance with the recommendation of the Board for that proposal and will not be cast for the other proposals raised at the Annual Meeting.

Vote Required

Assuming a quorum is present, a plurality of the votes cast is required for the election of directors. This means that the five director nominees with the most votes will be elected. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will not have discretionary voting power with respect to the proposal to elect directors and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed votes cast, they will have no effect on the outcome of the election.

Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the Sajan, Inc. 2014 Equity Incentive Plan. If you mark “Abstain” on your proxy card with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against a proposal. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will not have discretionary voting power with respect to the proposal to approve the 2014 Equity Incentive Plan and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed entitled to vote, they will have no effect on the outcome of the election.

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Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm. If you mark “Abstain” on your proxy card with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will have discretionary authority with respect to the proposal to ratify the selection of our independent registered public accounting firm, and will vote your shares in accordance with the recommendation of the Board.

Assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of common stock of Sajan is required to approve the Board’s authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board. If you mark “Abstain” on your proxy card with respect to this proposal or if you do not return your proxy card, your vote will have the same effect as a vote against the proposal. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will not have discretionary voting power with respect to the proposal to approve the Board’s authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board and will therefore provide a “broker non-vote.” For this proposal, a “broker non-vote” will have the same effect as a vote against the proposal.

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. If you mark “Abstain” on your proxy card with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will not have discretionary voting power with respect to the proposal to approve named executive officer compensation and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed entitled to vote, they will have no effect on the outcome of the election. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, our Board of Directors or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Revocability of Proxies

Any person giving a proxy for the Annual Meeting has the power to revoke it at any time before it is voted by:

•	sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, Lori Bechtel, in care of Sajan, Inc. at 625 Whitetail Boulevard, River Falls, Wisconsin 54022;

•	submitting a properly signed proxy with a later date to our Corporate Secretary; or

•	attending the Annual Meeting and voting in person.

If a broker, bank or other nominee holds your shares, you must contact it in order to find out how to revoke your proxy. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy in this situation.

Other Business

Although the notice of Annual Meeting provides for the transaction of such other business as may properly come before the Annual Meeting, our Board of Directors currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this proxy statement and on the enclosed form of proxy. The enclosed form of proxy gives discretionary authority to the Proxy Agents to vote in accordance with the recommendation of management if any other matters are presented.

FINANCIAL INFORMATION

Our 2013 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) including, but not limited to, the balance sheets and the related statements of operations, stockholders’ equity and cash flows for Sajan for the years ended December 31, 2013 and 2012 accompanies these materials. A copy of the 2013 Annual Report on Form 10-K may be obtained without charge upon request to our Controller. Requests should be directed to Ms. Lori Bechtel, Sajan, Inc., 625 Whitetail Boulevard, River Falls, Wisconsin 54022. Our 2013 Annual Report on Form 10-K is also available on our website at http://www.sajan.com/company/investors.html.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Sajan’s business and affairs are managed under the direction of its Board of Directors (the “Board”). Our Board currently has five members. All of our directors are elected at each Annual Meeting to serve until their successors are duly elected or until their earlier death, resignation or removal. If any of the nominees for director at the Annual Meeting becomes unavailable for election for any reason (none being presently known), the Proxy Agents named in the proxy will have discretionary authority to vote, pursuant to the proxy, for a suitable substitute or substitutes selected in accordance with the best judgment of the Proxy Agents.

The Board, upon the recommendation of the Governance and Nominating Committee, has nominated the five persons named in the table below for election as directors at the Annual Meeting:

Name	Age	Positions	Director Since

Shannon Zimmerman	42	Chairman of the Board, President and Chief Executive Officer	February 2010

Angela (Angel) Zimmerman	41	Director, Chief Operating Officer	February 2010

Benjamin F. Allen	49	Director, Chairman of the Compensation Committee; member of the Audit and Governance and Nominating Committees	April 2011

Michael W. Rogers	57	Lead Independent Director, Chairman of the Governance and Nominating Committee; member of the Audit and Compensation Committees	February 2010

Benno G. Sand	58	Director, Chairman of the Audit Committee, member of the Compensation and Governance and Nominating Committees	August 2001

Each of these nominees is presently serving on our Board of Directors and has served continuously as a member of our Board since the month and year indicated. The Board of Directors has determined that each of Benjamin Allen, Michael W. Rogers, and Benno G. Sand qualifies as an independent director under the Rules of The NASDAQ Stock Market (“NASDAQ”). Accordingly, the Board is composed of a majority of independent directors.

Biographical information about our Board members follows:

Shannon Zimmerman. Mr. Zimmerman became the Company’s President, Chief Executive Officer and Chairman on February 23, 2010, and continues to hold these positions. Mr. Zimmerman served from August 2012 until August 2013 as our Chief Financial Officer. He co-founded Sajan’s predecessor in 1998 along with Angela Zimmerman, and served as its Chairman and Chief Executive Officer from its inception until February 23, 2010. Mr. Zimmerman is the spouse of Angela Zimmerman. Mr. Zimmerman has served in technology-focused and strategic business leadership roles in the telecommunications, healthcare, manufacturing and service industries.

The Board believes that Mr. Zimmerman’s experience as Chief Executive Officer and co-founder of Sajan’s predecessor, as well as his prior technology-focused and leadership experience in the telecommunication, healthcare, manufacturing and service industries, gives him unique insights into the Company’s challenges, opportunities and operations, which qualifies him to serve as a director of the Company.

Angela (Angel) Zimmerman. Ms. Zimmerman became the Company’s Chief Operating Officer and a director on February 23, 2010. She co-founded Sajan’s predecessor in 1998, and served as its President, Chief Operating Officer, Treasurer and a director from inception until February 23, 2010. While serving in that capacity, Ms. Zimmerman analyzed and developed the Company’s global language business model. She also introduced the ISO quality certification process and oversaw the initial ISO 9000 certification. In her position as COO, Ms. Zimmerman is responsible for continual analysis of the global language business model and adapting the model to meet the growing needs and demands of a global economic environment. She also develops strategies related to international and domestic expansion and integrates those new locations into the Company’s global language service model. She is also responsible to establish quality and customer satisfaction levels and to continuously monitor the Company’s level of service excellence. Additionally, Ms. Zimmerman manages and oversees the qualifications of over 2,000 independent translators used by Sajan. Ms. Zimmerman is the spouse of Shannon Zimmerman.

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The Board believes Ms. Zimmerman’s experience as Chief Operating Officer and co-founder of Sajan’s predecessor and her expertise in service level quality gives her unique insights into the Company’s challenges, opportunities and operations, which qualifies her to serve as a director of the Company.

Benjamin F. Allen. Mr. Allen has been a Director of the Company since April 4, 2011. Mr. Allen is currently president of Marsh & McLennan Agency, LLC, and was formerly president and chief executive officer of Kroll, Inc., an operating unit of Marsh & McLennan Companies, Inc., the global professional services firm, until it was sold by Marsh & McLennan in August 2010. Mr. Allen was responsible for the strategic direction and day-to-day operations of Kroll’s global business. Prior to his appointment as CEO of Kroll, Inc. in March 2008, Mr. Allen served as chief operating officer of Kroll. From 2002 until being named COO in 2007, he was president of Kroll Ontrack, Kroll’s legal technologies and data recovery subsidiary. Prior to Kroll’s acquisition of Ontrack, Mr. Allen served as president and CEO of Ontrack Data International, Inc. Preceding his appointment as president and CEO, he served in several other international roles for Ontrack, including chief operating officer and general manager of the U.K. and France offices. Mr. Allen also currently serves as a director of H5, a provider of E-discovery and technology-assisted review, and Toutatis Aztec Solutions, LLC, an IT solutions service provider.

Mr. Allen provides the Board with extensive global operations and expansion expertise, as well as substantial experience with technology oriented sales and marketing operations, capital markets and mergers and acquisitions, which makes him uniquely qualified to serve as a director of the Company.

Michael W. Rogers. Mr. Rogers became a Director of the Company on February 23, 2010. He served as a member of the Board of Directors of Sajan’s predecessor from April 2006 until February 23, 2010. He is currently a Senior Management Consultant to entrepreneurs of emerging companies in the computer software industry and has worked in this capacity since 2002. From March 2002 until 2006, he served as a consultant to several early-stage technology companies. In 1985, Mr. Rogers founded Ontrack Data International, Inc., a once publicly-held provider of computer data recovery services and electronic discovery services located in Eden Prairie, Minnesota, which was acquired by Kroll, Inc. in May 2002. He served as Chief Executive Officer of Ontrack Data International, Inc. from 1986 to 2001, and as Chairman from 1989 to 2002. During his tenure with Ontrack Data International, Inc., he identified opportunities for and successfully led the Company’s expansion into England, Japan, Germany, France and elsewhere internationally as well as within the United States. During the same period, Ontrack grew from 6 employees to over 400 employees. At the time of the merger with Kroll, Ontrack’s annual revenues exceeded $55 million.

Among other attributes, skills, and qualifications, the Board believes Mr. Rogers is qualified to serve as a director in light of the entrepreneurial experience he brings to the Board in early-stage technology companies and due to his expertise in transitioning companies from single location entities to global enterprises.

Benno G. Sand. Mr. Sand has been a Director of the Company since August 2001. Until October 2013, he was Executive Vice President, Business Development, at TEL FSI, Inc., a global supplier of wafer-cleaning equipment and technology. From January 2000 until October 2012, when FSI International, Inc. was acquired by Tokyo Electron Ltd., he was Executive Vice President, Business Development, Investor Relations and Secretary at FSI, a global supplier of wafer-cleaning equipment and technology. During his 31 year tenure at FSI, Mr. Sand served in several executive and financial management roles, including Executive Vice President, Chief Administrative Officer, and Chief Financial Officer. He also served on the boards of several United States, Asian and European based subsidiaries of FSI, Apprecia Technology, Inc., the Company's Japanese distributor, and other privately-held companies. Throughout his career, he has served as a director of various public and private companies and several community organizations.

Mr. Sand’s extensive knowledge of the capital markets, corporate governance, mergers and acquisitions and accounting issues from his 31 year career at FSI and experience as a board member of other public and private companies qualifies him to be a director of our board and brings to our board the perspective of a leader facing a similar set of current external economic, social and governance issues.

Assuming a quorum is present, the affirmative vote of a plurality of the shares of common stock of Sajan represented at the Annual Meeting either in person or by proxy, and entitled to vote is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SLATE OF NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2
APPROVAL OF THE SAJAN, INC. 2014 EQUITY INCENTIVE PLAN

On March 12, 2014, the Board approved the Sajan, Inc. 2014 Equity Incentive Plan (the “2014 Plan”), contingent upon approval by the stockholders.

The 2014 Plan, if approved by the stockholders, will allow the Board to grant incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units, performance awards and stock appreciation rights. In addition, the Board believes that it is in the best interests of the Company that One Million Five Hundred Thousand (1,500,000) shares be reserved under the 2014 Plan. If the 2014 Plan is approved, no further awards will be made pursuant to the Company’s 2004 Amended and Restated Long-Term Incentive Plan. The Board believes that an equity incentive plan is important to maintain competitive compensation practices and to align the interests of our Board, employees and consultants with our stockholders.

We currently grant equity awards under our 2004 Amended and Restated Long-Term Incentive Plan (the “2004 Incentive Plan”). As of April 14, 2014, we had an aggregate of 648,575 shares remaining available for future awards under the 2004 Incentive Plan. Our Board has determined that no further awards will be made pursuant to the 2004 Incentive Plan upon stockholder approval of the 2014 Plan.

The following table indicates the awards granted by us under the 2004 Incentive Plan for the fiscal years ended December 31,

(in thousands)	2013	2012	2011
Options Granted	723	221	680
Options Cancelled	371	479	60
Options Exercised	-	40	21
Weighted-Average Common Shares Outstanding for Year	16,268	16,201	16,051

The following table presents the issued but unexercised stock options under the 2004 Incentive Plan as of December 31,

Year	(in thousands)	Outstanding Options	Weighted Avg. Exercise Price	Weighted Avg. Remaining Term
2013	Stock Options	1,490	$1.24	8.1 yrs
2012	Stock Options	1,138	$1.19	6.9 yrs
2011	Stock Options	1,436	$1.74	7.7 yrs

Burn Rate and Overhang. We consider both burn rate and overhang in administering our equity plans. We define “burn rate’ as the number of equity awards granted in the year, net of cancellations, divided by the sum of the basic weighted-average common stock outstanding for the year plus the number of options that have been issued and are outstanding as of the end of the year. This “burn rate” measures the potentially dilutive effective of our annual equity grants. Our burn rate for each of 2013, 2012 and 2011, as calculated based on the information above, was 2.0%, (1.5%) and 3.5%, respectively. We define “overhang” as the equity awards outstanding but not exercised plus shares of common stock available to be granted pursuant to future equity awards, divided by the total shares of common stock outstanding. As of December 31, 2013, we had 648,575 shares of common stock available to be granted pursuant to future equity awards under our 2004 Incentive Plan. Based on this and the information set forth in the table above, our overhang as of December 31, 2013 was approximately 13%. Assuming stockholder approval of our 2014 Plan, our overhang following such stockholder approval will be approximately 18.4%.

Summary of the 2014 Plan

The principal provisions of the 2014 Plan are summarized below. This summary is not a complete description of all of the 2014 Plan’s provisions, and is qualified in its entirety by reference to the 2014 Plan which is attached to this Proxy Statement as Appendix A.

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Purpose and Eligible Participants. The purpose of the 2014 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this Proxy Statement, approximately 110 employees, three non-employee directors, and one consultant are eligible to participate in the 2014 Plan. Additionally, the Company may grant certain performance-based awards to “covered employees” in compliance with Section 162(m) of the Internal Revenue Code. These covered employees would include our executive officers, specifically, our Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer. Section 162(m) of generally limits the corporate tax deduction for compensation paid to executive officers that is not “performance-based” to $1,000,000 per executive officer. “Performance-based” compensation meeting certain requirements is not counted against the $1,000,000 limit and generally remains fully deductible for tax purposes.

Types of Awards. The 2014 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns stock possessing more than 10% of the total combined Voting Power of all classes of stock of the Company or its parent or any subsidiary, the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. NSOs shall vest as determined by the administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of NSOs. The exercise price of each share subject to an NSO shall be determined by the administrator at the time of grant but will be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date, but have no other rights as a stockholder with respect to such shares.

Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards. Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the administrator. Recipients of performance awards have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. Stock appreciation rights shall vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of stock appreciation rights. Recipients of stock appreciation rights have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance-Based Compensation. For any of the above awards that are intended to qualify as “Performance-Based Compensation” under Section 162(m) of the Internal Revenue Code, the performance objectives shall be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the common stock, (xviii) debt to equity ratio or debt levels, and (xix) market share, in all cases including, if selected by the administrator, threshold, target and maximum levels.

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Number of Shares.

Total Reserved and Share Counting Provisions. The stock to be awarded or optioned under the 2014 Plan shall consist of authorized but unissued shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2014 Plan is One Million Five Hundred Thousand (1,500,000) shares. To the extent that a share of common stock is granted pursuant to an award that is settled in shares of common stock (not including options or stock appreciation rights), it shall reduce the pool of authorized shares by one and one half (1.5) shares of common stock; and, to the extent that a share of common stock is granted pursuant to any other award, it shall reduce the pool of authorized shares by one (1) share of common stock. The following shares of common stock shall not reduce the pool of authorized shares and shall continue to be reserved and available to be granted pursuant to the Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of common stock subject to a stock appreciation right shall reduce the pool of authorized shares, whether such stock appreciation right is settled in cash or shares of common stock. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option shall reduce the pool of authorized shares.

Annual Award Limits. For all awards intended to qualify as performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code, the following maximum annual award limits apply: (i) the maximum number of shares of common stock subject to options granted and shares of common stock subject to stock appreciation rights granted in any one calendar year to any one participant shall be, in the aggregate, Three Hundred Thousand (300,000) shares; (ii) the maximum grant with respect restricted stock awards and restricted stock units in any one calendar year to any one participant shall be, in the aggregate, Three Hundred Thousand (300,000) shares; and (iii) to the extent payable in or measured by the value of shares of stock, in no event shall a participant be granted performance awards during any fiscal year of the Company covering in the aggregate more than Three Hundred Thousand (300,000) shares.

Administration. Subject to the terms of the 2014 Plan, the administrator (as defined in the 2014 Plan) will have the discretion to:

(i)	make awards;
(ii)	determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise;
(iii)	prescribe the form of agreements to evidence awards;
(iv)	interpret the 2014 Plan; and
(v)	make all other determinations necessary or advisable for the administration of the 2014 Plan or any agreement issued thereunder, to the extent permitted by law and the 2014 Plan.

The 2014 Plan will initially be administered by the Board; provided, however, that the Board may delegate some or all of the administration of the 2014 Plan to a committee or committees of non-employee directors.

Amendments. The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2014 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation or as except as provided under the 2014 Plan itself, the Board may not, without stockholder approval, revise or amend the 2014 Plan (i) to materially increase the number of shares subject to the 2014 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive awards, (iii) to decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) to materially increase the benefits accruing to participants under the 2014 Plan, or (v) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

Term. The Administrator may grant awards pursuant to the 2014 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after June 12, 2024.

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Change of Control. Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2014 Plan, the administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof), (ii) the complete termination of the 2014 Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control, (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations, or (iv) that participants holding outstanding awards shall become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the administrator pursuant to the 2014 Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment. Upon exercise of an option granted under the 2014 Plan, and as permitted in the administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Automatic Grants to Non-Employee Directors. Under the 2014 Plan, each non-employee director shall automatically be granted ten-year NSOs to purchase shares of common stock according to the following terms and conditions: (i) initial grants shall be made in the amount of 15,000 shares of common stock to each person who is first elected or appointed to serve as a non-employee director on the date of initial election or appointment, vesting with respect to one-third of the shares on the first, second, and third anniversary of the grant date, so long as the director is then a member of the Board, (ii) additional grants shall be made in the amount of 10,000 shares of common stock to each non-employee director on the first business day following the annual meeting, or on August 1 of that year if no annual meeting is held, so long as the director is then a member of the Board and did not receive an initial grant at the annual meeting, vesting ratably over eleven months from the date of grant. The option price per share of the NSOs granted pursuant to this provision shall be one hundred percent (100%) of the per share fair market value of the common stock on the date of grant.

Transfer Restrictions. Unless permitted by law and expressly permitted by the 2014 Plan or underlying award agreement, no award shall be transferable, other than by will or by the laws of descent and distribution. The administrator may permit a recipient of a NSO to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

New Plan Benefits. The amount of future awards will be determined by the administrator. Other than the automatic grants to non-employee directors discussed above, the 2014 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, other than for such grants to non-employee directors, the Company cannot determine the awards that will be made under the 2014 Plan or that would have been made in the past if the 2014 Plan had been in place. On April 10, 2014, the closing price of the Company’s common stock was $1.50. The table below sets forth the benefits that the non-employee directors would have received during the 2013 fiscal year if the 2014 Plan had been in effect:

NEW PLAN BENEFITS

	2014 Equity Incentive Plan
	Dollar Value		Units
Non-Executive Director Group	$18,072	(1)	30,000
Total	$18,072		30,000

(1) The amounts shown reflect the estimated aggregate full grant date value for awards that would have been granted to each of the directors pursuant to the 2014 Plan. If the 2014 Plan had been in effect for fiscal year 2013, on June 13, 2013, all non-employee directors would have been automatically granted a 10-year option to purchase 10,000 shares of common stock at an exercise price of $0.80 per share with a grant date fair value of $6,024.

Federal Income Tax Matters

Options. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2014 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

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ISOs granted under the 2014 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no compensation that is taxable as ordinary income when the option is granted. Further, the optionee generally will not recognize any compensation that is taxable as ordinary income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company generally is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Section 409A of the Internal Revenue Code. Depending in part on particular award terms and conditions, certain awards under the 2014 Plan may be considered non-qualified deferred compensation subject to the requirements of Section 409A of the Internal Revenue Code. If the terms of such awards do not meet the requirements of Section 409A, the violation of Section 409A may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m) of the Internal Revenue Code. Section 162(m) generally limits the corporate tax deduction for compensation paid to executive officers that is not “performance-based” to $1,000,000 per executive officer. “Performance based” compensation meeting certain requirements is not counted against the $1,000,000 limit and generally remains fully deductible for tax purposes. One of the requirements for compensation to be considered performance-based under the tax laws is that the Company must obtain stockholder approval every five years of the material terms of performance goals for such compensation. In accordance with Internal Revenue Service rules, the material terms that the stockholders approve constitute the framework for the Company to establish programs and awards under which compensation provided by the Company can qualify as “performance based” compensation for purposes of the tax laws. Stockholder approval of the general performance goals specified in the 2014 Plan and the maximum amounts that may be awarded under the 2014 Plan, even without stockholder approval of specific targeted levels of performance, will qualify the incentive awards under the 2014 Plan as “performance based” compensation. We anticipate that stockholder approval of the 2014 Plan will allow tax deductibility of performance based awards granted under the 2014 Plan for the next five years, at which point Section 162(m) will require further stockholder approval of these goals.

The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2014 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

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Other Information

Other than as a result of their right to participate in the 2014 Plan, no person who was a director or executive officer of the Company in the year ended December 31, 2013 or who is a nominee for director at the 2014 Annual Meeting, or any associate of theirs, has any substantial interest in this proposal.

Required Vote and Recommendation

Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of Common stock represented at the 2014 Annual Meeting (whether in person or by proxy) will result in the stockholders’ approval of the 2014 Plan.

The Board of Directors recommends A vote “FOR” approval of the SAJAN, INC. 2014 Equity Incentive Plan.

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PROPOSAL NO. 3
RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board and management are committed to the quality, integrity and transparency of the financial reports. Independent auditors play an important part in our system of financial control. Our Board has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly Virchow Krause”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. A representative of Baker Tilly Virchow Krause is expected to attend the Annual Meeting and will be available to make statements and respond to questions from stockholders.

If the stockholders do not ratify the appointment of Baker Tilly Virchow Krause, the Board may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly Virchow Krause by the stockholders, the Board, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Board determines that such a change would be in the best interests of the Company.

Audit and Non-Audit Services and Fees Billed to Company by Independent Registered Public Accounting Firm

The following table summarizes the fees we were billed for audit and non-audit services rendered for fiscal years 2013 and 2012. Baker Tilly Virchow Krause audited the Company’s consolidated financial statements for fiscal years 2013 and 2012.

	2013	2012
Audit Fees	$73,728	$81,478
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	29,461	-
Total	$103,189	$81,478

Audit Fees. The fees identified under this caption were for professional services rendered for years ended 2013 and 2012 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

Audit-Related Fees. The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption “Audit Fees.” This category may include fees related to the performance of audits and attestation services not required by statute or regulations, and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

Tax Fees. The fees identified under this caption were for tax compliance, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to tax matters; assistance with withholding-tax matters; assistance with state and local taxes; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees. The fees identified under this caption were for services related to potential acquisitions and due diligence.

Approval Policy. Our Audit Committee approves in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm in years ended 2013 and 2012 were pre-approved by the Audit Committee.

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Baker Tilly Virchow Krause as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 4
APPROVE BOARD AUTHORITY TO AMEND OUR CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK,
IF AND WHEN DETERMINED BY THE BOARD

General

This Proposal, if approved, will not immediately cause a reverse stock split, but rather will grant authorization to the Board to effect a reverse stock split if, and when, determined by the Board. Our Board has deemed it advisable, has approved, and is hereby soliciting stockholder approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1:2 and not more than 1:5 in the form set forth in Appendix B to this Proxy Statement (the “Reverse Stock Split Amendment”).

A vote FOR this Proposal will constitute approval of the Reverse Stock Split Amendment providing for the combination of any whole number of shares of common stock between and including two through five into one share of common stock and will grant our Board the authority to select which of the approved exchange ratios within that range will be implemented, if and when a reverse stock split is implemented. If stockholders approve this proposal, our Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment. If the Reverse Stock Split Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on June 11, 2015, the Board will abandon the Reverse Stock Split Amendment. If the reverse stock split is implemented, the Reverse Stock Split Amendment would not change the number of authorized shares of our common stock and would not change the par value per share of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split.

Our Board believes that stockholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Proposal, the reverse stock split will be effected, if at all, only upon a determination by the Board that the reverse stock split is in the Company’s and the stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board will set the time for such a split and select a specific ratio within the range. These determinations will be made by the Board with the intention to create the greatest marketability for our common stock based upon prevailing market conditions at that time.

The Board of Directors reserves its right to elect to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and its stockholders.

Purpose of the Reverse Stock Split Amendment

The Board believes that the current market price of our common stock has a negative effect on the marketability of the existing shares, and that the Reverse Stock Split Amendment may make the common stock more attractive to a broader range of institutional and other investors, as the current market price of the common stock may affect its acceptability to certain institutional investors, professional investors, and other members of the investing public. Many institutional investors look on stocks that are trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. Additionally, a variety of policies and practices of brokerage firms discourage individual brokers within those firms from dealing in low-priced stocks in light of brokers' commissions and time-consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Many brokerage firms are also reluctant to recommend low-priced stock to their customers and the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage for low-priced stocks. The Board believes the Reverse Stock Split Amendment may help to alleviate some of these problems, but there is no guarantee of increased marketability of the existing shares.

The Board also believes it may be beneficial to the stockholders if our common stock is traded on a recognized stock exchange, either the NASDAQ Capital Market or NYSE MKT (an “Exchange”). In order to qualify for listing on the NASDAQ Capital Market, the initial bid price of our common stock must be at least $4.00 (or, in some circumstances, a closing price of $3.00 or $2.00) per share and, following initial listing, maintenance of a continued price of at least $1.00 per share is required. The NYSE MKT requires an initial listing bid price of $3.00 (or $2.00 depending on the applicable listing standard). On April 10, 2014, the last reported bid price of our common stock as reported by the OTCQB was $1.50 per share. Although the Board believes that the reverse stock split will enable the Company to meet these minimum market price requirements, there is no assurance that we will establish and maintain a market price in excess of the required level following a reverse stock split or that even if we do establish such market price that any application to an Exchange would be successful. If we are successful in listing our common stock on an Exchange, the Board believes that such a listing will positively impact our ability to raise additional equity capital through a public offering of our common stock, either in connection with a reverse stock split and Exchange listing or thereafter. However, there is also no assurance that we would be able to raise additional equity capital in a public offering or otherwise.

Our Board intends to effect the proposed reverse stock split only if the implementation of a reverse stock split is determined by the Board to be in the best interests of the company and its stockholders. Our Board may exercise its discretion not to implement a reverse stock split.

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Impact of the Reverse Stock Split Amendment if Implemented

If approved and effected, the reverse stock split will be realized simultaneously and in the same ratio for all of our common stock. The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder's percentage ownership interest in the Company. As described under the heading “Fractional Shares” below, holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. Such cash payment will be equal to the closing price per share on the effective date of the reverse stock split multiplied by such stockholder’s fractional share. These cash payments will reduce the number of post-reverse stock split holders of our common stock to the extent there are concurrently stockholders who would otherwise receive less than one share of common stock after the reverse stock split. In addition, the reverse stock split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares).

The principal effects of the Reverse Stock Split Amendment will be that:

•	Depending on the ratio for the reverse stock split selected by our Board, any whole number of shares of common stock between two and five as determined by the Board, will be combined into one new share of common stock;

•	The number of shares of common stock issued and outstanding will be reduced from [16,268,391] shares to a range of [9,322,195] shares to [3,728,878] shares, depending upon the reverse stock split ratio selected by the Board;

•	The number of authorized shares of common stock will remain at thirty-five million (35,000,000). As a result, a greater number of shares will be available for issuance following the Reverse Stock Split Amendment than currently exists. The tables below illustrate the effect, as of April 14, 2014, of a reverse stock split at certain ratios on (i) the number of shares of common stock outstanding, the number of shares reserved for issuance pursuant to our outstanding options and warrants, and the number of shares to be reserved for issuance pursuant to our 2014 Equity Incentive Plan, and (ii) the resulting number of shares of common stock available for issuance:

Range of Reverse Split Ratios	Shares of Common Stock Outstanding plus Shares of Common Stock Reserved for Issuance		Shares of Common Stock Outstanding Available for Issuance		Shares of Common Stock Available for Issuance (% of total authorized)
One-for-two	[9,717,195	]	[25,282,805	]	[72.2	]%
One-for-three	[6,478,130	]	[28,521,870	]	[81.5	]%
One-for-four	[4,858,597	]	[30,141,403	]	[86.1	]%
One-for-five	[3,886,878	]	[31,113,122	]	[88.9	]%

•	Because the number of issued and outstanding shares of common stock will decrease as a result of the reverse stock split, the number of authorized but unissued shares of common stock will increase on a relative basis. These additional shares of authorized common stock would be available for issuance at the discretion of our Board from time to time for corporate purposes such as raising additional capital and settling outstanding obligations, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for common stock. We believe that the availability of the additional shares would provide us with additional flexibility to meet business and financing needs as they arise;

•	Based upon the reverse stock split ratio selected by our Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options, restricted stock awards, restricted stock units, or warrants into shares of common stock, which will result in approximately the same aggregate price being required to be paid for such options and restricted stock awards and units upon exercise immediately preceding the reverse stock split; and

•	The number of shares reserved for issuance pursuant to our 2014 Equity Incentive Plan (if such plan is approved) or our 2004 Amended and Restated Long-Term Incentive Plan (if the 2014 Equity Incentive Plan is not approved) will be reduced proportionately based upon the reverse stock split ratio selected by our Board.

Certain Risks Associated with the Reverse Stock Split

Stockholders should note that we cannot accurately predict the effect of the reverse stock split on the market price for our common stock. Furthermore, there can be no assurance that the market price of our common stock immediately after the proposed reverse stock split will continue for any period of time. Even if our common stock maintains an increased share price, the reverse stock split may not achieve the desired results that we have outlined above. Certain other risks associated with the reverse stock split are outlined below:

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•	If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•	There can be no assurance that the reverse stock split will result in any particular price for our common stock. As a result, the trading liquidity of our common stock may not necessarily improve.

•	There can be no assurance that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. For example, based on the closing price of our common stock on April 10, 2014 of $1.50 per share, if the reverse stock split were implemented and approved for a reverse stock split ratio of 1:2, there can be no assurance that the post-split market price of our common stock would be $3.00 or greater. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

•	Because the number of issued and outstanding shares of common stock would decrease as a result of the reverse stock split, the number of authorized but unissued shares of common stock will increase on a relative basis. If we issue additional shares of common stock, the ownership interest of our current stockholders would be diluted, possibly substantially.

•	The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the company with another company.

•	The reverse stock split may result in some stockholders owning "odd lots" of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

In evaluating whether to seek stockholder approval for the reverse stock split, the Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Our Board intends to effect the reverse stock split only if it believes that the implementation of the reverse stock split is in the best interests of the Company and its stockholders. Our Board may exercise its discretion not to implement a reverse stock split.

Effective Time

The proposed reverse stock split would become effective as of 11:59 p.m., Eastern Time, (the "Effective Time") on the date of filing the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the Effective Time, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into one share of our common stock in accordance with the reverse stock split ratio determined by our Board.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Exchange Act. Our common stock will continue to be traded on the OTCQB, unless or until we list our common stock on an Exchange.

Board Discretion to Implement the Reverse Stock Split Amendment in the Future

If our stockholders approve the Board's authority to effect a reverse stock split, the reverse stock split will be effected, if at all, only upon a determination by our Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders. The Board's determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. If our Board determines to effect the reverse stock split, the Board will consider various factors in selecting the ratio, including the overall market conditions at the time and the recent trading history of the common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board of Directors fails to implement the reverse stock split before June 11, 2015, further stockholder approval would be required prior to implementing any reverse stock split.

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Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, stockholders will receive a cash payment in an amount equal to the closing price per share on the effective date of the reverse stock split, multiplied by such stockholder’s fractional share. No transaction costs will be assessed on the sale. However, the proceeds will be subject to certain taxes as discussed below. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date a stockholder receives payment for the cashed-out shares. The payment amount will be paid to the stockholder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, a stockholder will have no further interest in the Company with respect to their cashed-out fractional shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

Beneficial Holders of Common Stock (Stockholders Who Hold in "Street Name")

Upon the reverse stock split, we intend to treat shares held by stockholders in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Registered "Book-Entry" Holders of Common Stock (Stockholders that are Registered on the Transfer Agent's Books and Records but do not Hold Stock Certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of common stock held following the reverse stock split.

If a stockholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder's registered address as soon as practicable after the Effective Time. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time of the reverse stock split and the date payment is received.

Effect on Certificated Shares

Stockholders holding shares of our common stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of our common stock ("Old Certificates") to the transfer agent in exchange for a direct registration book-entry statement representing the appropriate number of whole shares of post-reverse stock split common stock ("New Shares"). No New Shares will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

Stockholders will then receive New Share(s) representing the number of whole shares of common stock to which they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Shares. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Share(s) will be issued in certificated form with the same restrictive legends that are on the back of the Old Certificate(s). After receipt of the direct registration book entry statement representing the New Shares, stockholders may elect to receive the New Shares in certificated form from the transfer agent.

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If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under the heading "Fractional Shares."

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The reverse stock split will not affect the par value of a share of our common stock. As a result, as of the Effective Time of the reverse stock split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain United States Federal Income Tax Considerations

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock.

For purposes of this summary a "non-U.S. holder" is any beneficial owner of our common stock that is not a "U.S. holder." A "U.S. holder" is any of the following:

•	an individual who is or is treated as a citizen or resident of the United States;

•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust (i) if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more "United States Persons" have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect to be treated as "United States Person" for U.S. federal income tax purposes.

This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by stockholders. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as "capital assets" (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.

Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

U.S. Holders

The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the reverse stock split. In addition, the aggregate tax basis in the common stock received pursuant to the reverse stock split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

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A U.S. holder that receives cash in lieu of a fractional share of common stock in the reverse stock split generally will be treated as having received such fractional share and then as having received such cash in redemption of such fractional share interest. A U.S. holder generally will recognize gain or loss measured by the difference between the amount of cash received and the portion of the basis of the pre-reverse stock split common stock allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss and will be long-term capital gain or loss if the U.S. holder's holding period in our common stock surrendered in the reverse stock split was greater than one year as of the date of the exchange.

U.S. Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the Internal Revenue Service ("IRS") with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder's federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss upon completion of the reverse stock split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder's permanent establishment or fixed base in the United States), (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the reverse stock split and other conditions are met, and (c) such non-U.S. holders comply with certain certification requirements.

U.S. Information Reporting and Backup Withholding Tax

In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the reverse stock split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder's U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, holders of our common stock will not be entitled to dissenter's rights or appraisal rights with respect to the reverse stock split.

Assuming a quorum is present, the affirmative vote of a majority of the outstanding shares of common stock of Sajan is required to approve the authority of the Board to amend our Certificate of Incorporation to effect a reverse stock split of our common stock, if and when determined by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AUTHORITY OF THE BOARD TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK, IF AND WHEN DETERMINED BY THE BOARD.

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PROPOSAL 5
APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at last year’s annual stockholder meeting, the Company has determined to hold annual advisory votes on the compensation of the named executive officers.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. We designed our compensation program to reward our named executive officers for their individual performance and contributions to our overall business objectives, and for achieving and surpassing the financial goals set by our Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the summary compensation table and the other related tables and disclosure.”

While the Board and especially the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers in this Proposal, the Board and the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. This vote is advisory and is not binding on the Company, the Board or the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

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CORPORATE GOVERNANCE

Board of Directors

Our Board currently has five members. The Board has determined that Benjamin F. Allen, Michael W. Rogers, and Benno G. Sand are independent directors under the NASDAQ Stock Market Rules. Presently, we are not required to comply with the director independence requirements of any securities exchange. Under our corporate bylaws, a director elected for an indefinite term serves until the next regular meeting of the stockholders and until the director’s successor is elected, or until the earlier death, resignation or removal of the director.

Board Leadership Structure

Mr. Zimmerman serves as the Chairman of the Board. Mr. Zimmerman is also the Company’s President and Chief Executive Officer. The Board of Directors believes this leadership structure is appropriate given Mr. Zimmerman’s extensive knowledge of Sajan and the language translation industry, and because this combination has served, and is serving, Sajan well by providing unified leadership and direction. In order to ensure independent oversight and a strong corporate governance structure, the Board of Directors has also appointed Michael Rogers as Lead Independent Director. The responsibilities of the Lead Independent Director include presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, and serving as principal liaison of Board-wide issues between the independent directors and the Company’s management, including the Chairman. The Board of Directors periodically reviews its leadership structure in order to ensure the most appropriate governance in light of the Company’s then-current circumstances.

Family Relationships

Shannon Zimmerman, the Company’s Chief Executive Officer and Angel Zimmerman, the Company’s Chief Operating Officer are spouses. Mr. Zimmerman’s sister-in-law, who is also Ms. Zimmerman’s sister, is the Company’s Controller. The Controller’s husband is the Company’s Vice President of North American Client Services and he reports directly to the Chief Operating Officer. The Chief Operating Officer reports directly to the Chief Executive Officer.

Involvement in Certain Legal Proceedings

During the past ten years, no officer, director, control person or promoter of the Company has been involved in any legal proceedings respecting: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; (v) being subject to any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities laws or regulations, any laws or regulations relating to financial institutions or insurance companies, or any law or regulation relating to fraud in connection with a business entity; or (vi) being subject to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization or any equivalent organization that has disciplinary authority over its members.

Risk Oversight

The Audit Committee is responsible for overseeing the Company’s risk management structure on behalf of the full Board. The Audit Committee and the full Board assess the primary risks facing the Company, the Company’s risk management strategy and management’s plan for addressing these risks.

In connection with its oversight of compensation-related risks, the Compensation Committee annually evaluates whether Sajan’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on Sajan. For fiscal 2013, the Compensation Committee evaluated the current risk profile of Sajan’s compensation policies and programs for all of its employees, with particular emphasis on annual and long-term incentive compensation. In its evaluation, the Compensation Committee reviewed the executive compensation structure, identified important business risks that could materially affect Sajan, and assessed how Sajan managed or mitigated these risks in the design of its compensation structure. The Compensation Committee also considered the ability of Sajan’s officers and other employees to affect changes in their incentive compensation that could create risk for Sajan. Based on this evaluation, Sajan determined that its compensation programs do not encourage risk-taking that is reasonably likely to have a material adverse effect on Sajan.

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Code of Ethics

We adopted a Code of Ethics on March 30, 2010 which governs the conduct of our officers, directors and employees in order to promote honesty, integrity, loyalty and the accuracy of our financial statements. You may obtain a copy of the Code of Ethics without charge by writing us and requesting a copy, attention: Lori Bechtel, 625 Whitetail Drive, River Falls, Wisconsin 54022 or by calling us at (715) 426-9505. Our Code of Ethics is also available on our website at www.sajan.com/company/investors.html. Any amendment to, or waiver from, the provisions of the Code of Ethics for the CEO and other executive officers that applies to any of those officers will be posted to the same location on our website.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2013, our Board of Directors met ten times. During 2013, all directors attended at least 75% of the meetings that occurred during each director’s service on the Board of Directors.

The standing committees of our Board of Directors are the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. During 2013, the Audit Committee met five times, the Compensation Committee met once and the Governance and Nominating Committee met once, and all directors attended at least 75% of the meetings of each committee on which they served.

Executive Sessions; Attendance at Annual Meeting of Stockholders

The independent members of the Board of Directors periodically meet outside the presence of management. The Audit Committee has adopted a policy of meeting in executive session, without management being present, on a regular basis. During 2013, the members of the Audit Committee met in executive session five times.

It is the policy of the Board that each member of the Board should attend Sajan’s annual meeting of stockholders whenever practical and that at least one member of the Board must attend each annual meeting. All directors attended the 2013 annual meeting.

Audit Committee

Sajan has a separate standing Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our consolidated financial statements, the qualifications of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes to manage business and financial risk, and our compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. The Audit Committee also oversees our policies regarding related party transactions.

The members of our Audit Committee are Benno G. Sand, who served as chair of the committee, Michael W. Rogers and Benjamin Allen. Our Board of Directors has determined that Mr. Sand is an “audit committee financial expert,” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. Our Board of Directors has determined that each member of our Audit Committee is independent under the NASDAQ Stock Market Rules and each member of our Audit Committee is independent pursuant to Rule 10A-3 of the Securities and Exchange Act of 1934.

The Board of Directors has determined that each of the Audit Committee members is able to read and understand fundamental consolidated financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

The Board adopted the Audit Committee Charter on March 30, 2010. A current copy of the Audit Committee Charter is available on our website, free of charge, at www.sajan.com/company/investors/corporate-governance.html. References to our website are not intended to and do not incorporate information found on the website into this Proxy Statement. You may also obtain a copy of the charter, free of charge, by writing to us at Sajan, Inc., Attention: Lori Bechtel, 625 Whitetail Boulevard, River Falls, Wisconsin 54022.

Compensation Committee

The Compensation Committee is responsible, among its other duties and responsibilities, for establishing the compensation and benefits of our Chief Executive Officer and other executive officers, monitoring compensation arrangements applicable to our Chief Executive Officer and other executive officers in light of their performance, effectiveness, and other relevant considerations, and administering our equity incentive plans. The Chief Executive Officer does not participate in Compensation Committee discussions regarding his own compensation or performance, but may participate in discussions and make recommendations regarding the compensation of other executive officers. The members of our Compensation Committee are Benjamin Allen, who served as chair of the committee, Michael Rogers and Benno Sand. Our Board of Directors has determined that the composition of our Compensation Committee meets the NASDAQ independence requirements for approval of the compensation of our Chief Executive Officer and other executive officers. The Compensation Committee may, in its discretion, delegate some of its duties and responsibilities to a subcommittee, which shall consist of a member or members of the Compensation Committee and shall be delegated by unanimous vote by the members of the Compensation Committee.

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The Board adopted the Compensation Committee Charter on March 30, 2010. A current copy of the Compensation Committee Charter is available on our website, free of charge, at www.sajan.com/company/investors/corporate-governance.html. You may also obtain a copy of the charter, free of charge, by writing to us at Sajan, Inc., Attention: Lori Bechtel, 625 Whitetail Boulevard, River Falls, Wisconsin 54022.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for recommending candidates for election to the Board of Directors. The Governance and Nominating Committee is also responsible, among its other duties and responsibilities, for making recommendations to the Board of Directors or otherwise acting with respect to corporate governance policies and practices, including board size and membership qualifications, new director orientation, committee structure and membership, succession planning of our Chief Executive Officer and other executive officers, and communications with stockholders. The members of our Governance and Nominating Committee are Michael Rogers, who served as the chair of the committee, Benno Sand and Benjamin Allen. Our Board of Directors has determined that the composition of our Governance and Nominating Committee meets the NASDAQ independence requirements for director nominations.

The Board adopted the Governance and Nominating Committee Charter on March 30, 2010. A current copy of the Governance and Nominating Committee Charter is available on our website, free of charge, at www.sajan.com/company/investors/corporate-governance.html. You may also obtain a copy of the charter, free of charge, by writing to us at Sajan, Inc., Attention: Lori Bechtel, 625 Whitetail Boulevard, River Falls, Wisconsin 54022.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Governance and Nominating Committee identifies and recommends candidates it believes are qualified to stand for election as directors of Sajan or to fill any vacancies on the Board. In identifying director candidates, the Governance and Nominating Committee may retain third party search firms.

In order to evaluate and identify director candidates, the Governance and Nominating Committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size, composition and current perceived needs of the Board. The Governance and Nominating Committee seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments. Additionally, while the Governance and Nominating Committee does not have a formal policy with respect to diversity, it seeks to have a Board that is diverse in these factors and gives due consideration to contributions to diversity on the Board when evaluating the qualifications of any potential director candidate. The Governance and Nominating Committee does not assign any particular weight or priority to any of these factors. The Governance and Nominating Committee has established the following minimum requirements for director candidates: being able to read and understand fundamental consolidated financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a director of Sajan; having not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and being willing to comply with the Sajan Code of Ethics. The Governance and Nominating Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

The Governance and Nominating Committee may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Governance and Nominating Committee deems proper. After such review and consideration, the Governance and Nominating Committee designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Governance and Nominating Committee recommends for Board approval any new directors to be nominated.

STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS

Stockholders who have owned at least 10,000 shares of our common stock for at least a 12-month period may make recommendations to the Governance and Nominating Committee for potential Board members as follows:

•	The recommendation must be made in writing to Sajan, Inc., Attention: Corporate Secretary, 625 Whitetail Boulevard, River Falls, Wisconsin 54022, and it must be received by Sajan at least 120 days before the next annual meeting of stockholders.

•	The recommendation must include the director candidate's name; home and business contact information; detailed biographical data and qualifications (including at least ten years of employment history); whether the candidate can read and understand consolidated financial statements; information regarding any relationships between the candidate and Sajan within the last three years; and evidence of the recommending person's ownership of Sajan common stock.

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•	The recommendation must contain a statement from the recommending stockholder in support of the candidate; a list of the candidate's professional references; and a description of the candidate's qualifications, particularly those that pertain to Board membership, including qualifications related to character, judgment, diversity, age, independence, expertise, corporate experience, length of service and other commitments.

•	The recommendation must include other information sufficient to enable the Governance and Nominating Committee to evaluate the minimum qualifications stated above under the section of this Proxy Statement entitled "Qualifications of Candidates for Election to the Board."

•	The recommendation must also include a statement from the director candidate indicating that he or she consents to serve on the Board and could be considered "independent" under the NASDAQ Stock Market Rules and the applicable rules and requirements of the SEC in effect at that time.

•	If a director candidate is eligible to serve on the Board of Directors, and if the recommendation is proper, the Governance and Nominating Committee then will deliberate and make its recommendation to the Board regarding the Board candidate.

•	The Governance and Nominating Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board of Directors, or any Committee of our Board, by regular mail at Sajan, Inc., Attention: Chief Executive Officer, 625 Whitetail Boulevard, River Falls, Wisconsin 54022. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

DIRECTOR COMPENSATION

During fiscal year 2013, Sajan’s non-employee directors received a cash retainer of $2,000 per quarter. Beginning April 1, 2014, Sajan’s non-employee directors will receive a cash retainer of $2,500 per quarter. Each of the chairpersons of the Audit Committee, Compensation Committee and Governance and Nominating Committee also receive an additional $1,500 annually.

Under the 2004 Incentive Plan, non-employee directors automatically received an option to purchase 5,000 shares of the Company’s common stock when they are initially elected or appointed to our Board of Directors, which vests as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as they are directors of the Company. Non-employee directors also automatically received an option to purchase 5,000 shares at each Annual Meeting of Stockholders which vests as to all of the shares subject to the option ratably over 11 months following the date of grant of the option. The exercise price of these options is equal to the closing price of the Company’s common stock on the grant date of the option, and all options expire 10 years after the date of grant. Under the automatic grant provisions of the 2004 Incentive Plan, on June 13, 2013, Mr. Sand, Mr. Rogers and Mr. Allen each received a 10-year option to purchase 5,000 shares at an exercise price of $0.80 per share. If the 2014 Incentive Plan is approved, no further options will be granted pursuant to the 2004 Incentive Plan.

Under the 2014 Incentive Plan, non-employee directors will automatically receive an option to purchase 15,000 shares of the Company’s common stock when they are initially elected or appointed to our Board of Directors, which vests as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as they are directors of the Company. Non-employee directors will also automatically receive an option to purchase 10,000 shares at each Annual Meeting of Stockholders which vests as to all of the shares subject to the option ratably over 11 months following the date of grant of the option. The exercise price of these options is equal to the fair market value of the Company’s common stock on the grant date of the option, and all options expire 10 years after the date of grant.

The table below delineates director compensation for the Board of Directors for the year ended December 31, 2013. Compensation received by the Chief Executive Officer, Mr. Zimmerman, and the Chief Operating Officer, Ms. Zimmerman, is included in the respective executive compensation tables below. Neither Mr. nor Ms. Zimmerman was compensated for their services as a director.

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Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
Benno G. Sand	$9,500	$3,012	$12,512

Michael Rogers	$9,500	$3,012	$12,512

Richard C. Perkins (through 6/12/13)	$4,000	$0	$4,000

Kris Tufto (through 6/12/13)	$4,000	$0	$4,000

Benjamin F. Allen	$9,500	$3,012	$12,512

(1)	The amounts shown for option awards reflect the aggregate full grant date value as determined under ASC Topic 718 – Compensation – Stock Compensation. Refer to “Note 2 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of the assumptions used in calculating the award amount. On June 13, 2013, all non-employee directors were automatically granted a 10-year option under the 2004 Incentive Plan to purchase 5,000 shares of common stock at an exercise price of $0.80 per share with a grant date fair value of $3,012. These options vest ratably over eleven months, but only if the director is then a director of the Company.

(2)	As of December 31, 2013, Mr. Sand had outstanding options to purchase 29,000 shares, which were vested as to 27,182 shares and not vested as to 1,818 shares; Mr. Rogers had outstanding options to purchase 25,000 shares, which were vested as to 23,182 shares and not vested as to1,818 shares; and Mr. Allen had outstanding options to purchase 20,000 shares, which were vested as to 16,515 shares and not vested as to 3,485 shares.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table contains information regarding the beneficial ownership of Sajan’s common stock as of April 14, 2014 (except as otherwise indicated) by (i) each person who is known by Sajan to own beneficially more than 5% of the outstanding shares of our common stock; (ii) each director of Sajan; (iii) each named executive officer of Sajan; and (iv) all executive officers and directors as a group. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

Name and Address	Common Shares Beneficially Owned (1)		Percentage of Common Shares (1)
Officers and Directors

Shannon Zimmerman(2)	2,630,937		[16.2	]%

Angel Zimmerman(2)	2,605,937		[16.0	]%

Tom Skiba	0		*

Benjamin F. Allen	86,250	(3)	*

Michael W. Rogers	52,203	(4)	*

Benno G. Sand	31,667	(5)	*

All directors and executive officers as a group (6 individuals)	5,406,994	(6)	[33.1	]%

* less than 1%

(1)	Based on [16,268,391] shares of common stock outstanding as of April 14, 2014. Shares of Sajan common stock not outstanding but deemed beneficially owned by virtue of a person’s right to acquire them as of April 14, 2014, or within 60 days of such date, pursuant to the exercise of outstanding stock options and warrants, are treated as outstanding only when determining the number and percentage of shares owned by such individual and when determining the number and percentage of shares owned by all directors and executive officers as a group.

(2)	The business address for this individual is c/o Sajan, 625 Whitetail Blvd., River Falls, Wisconsin 54022.

(3)	Includes options to purchase 20,000 shares of common stock that are currently exercisable or will become exercisable within 60 days of April 14, 2014.

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(4)	Includes 7,656 shares held indirectly by Rogers Family Limited Partnership and 7,656 shares held indirectly as co-trustee of the Michael W. Rogers Revocable Trust U/A/D 2/7/2002, and includes options to purchase 25,000 shares of common stock that are currently exercisable or will become exercisable within 60 days of April 14, 2014.

(5)	Includes options to purchase 29,000 shares of common stock that are currently exercisable or will become exercisable within 60 days of April 14, 2014.

(6)	Includes options to purchase a total of 74,000 shares of common stock. See Footnotes 3, 4 and 5 above.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons considered to be beneficial owners of more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no applicable filings were required, the Company believes that all such filings were filed on a timely basis for the fiscal year 2013, except that each of Messrs. Allen, Rogers and Sand filed late Form 4s on June 27, 2013 to report options granted on June 13, 2013.

EXECUTIVE OFFICERS

The following table identifies our current executive officers, the positions they hold, and their current age. Our executive officers have been appointed by our Board of Directors to hold office until their successors are elected or their earlier death, resignation or removal.

Name	Age	Positions
Shannon Zimmerman	42	Chairman of the Board, President and Chief Executive Officer
Tom Skiba	58	Chief Financial Officer
Angela (Angel) Zimmerman	41	Director, Chief Operating Officer

For biographical information about Shannon Zimmerman and Angel Zimmerman, please reference information provided in Proposal 1 entitled “Election of Directors.” Biographical information about Tom Skiba is as follows:

Tom Skiba. Mr. Skiba became the Company’s Chief Financial Officer on August 29, 2013. From September 2011 through September 2012, Mr. Skiba was a Senior Vice President and the Chief Financial Officer of Regency Beauty Institute, a nationally recognized cosmetology education provider. Mr. Skiba also served as the Chief Financial Officer of Kroll Ontrack, a provider of data recovery, electronic discovery, and computer forensics services and software, from May 1996 through July 2011. Mr. Skiba currently sits on the board of directors of two non-profit organizations. Mr. Skiba holds a B.S. in Accounting from St. Joseph’s College in Indiana.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation for fiscal 2013 and 2012 of Sajan’s Chief Executive Officer and the next two most highly compensated executive officers.

			Option	Non-Equity Incentive Plan	All Other
Name and Principal Position	Year	Salary	Awards (1)	Compensation	Compensation		Total
Shannon Zimmerman	2013	$185,000	$-	$17,855	$14,372	(2)	$217,227
President and Chief Executive Officer, Chief Financial Officer (from 8/16/12 to 8/26/13)	2012	$185,000	$-	$-	$12,230	(3)	$197,230
Tom Skiba (4)	2013	$59,383	$247,600	$11,711	$770	(5)	$319,464
Chief Financial Officer (beginning August 26, 2013)
Angela Zimmerman	2013	$158,340	$-	$10,238	$9,154	(6)	$177,732
Chief Operating Officer	2012	$149,500	$-	$-	$7,060	(7)	$156,560

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(1)	Reflects the aggregate full grant date value as determined under ASC Topic 718 – Compensation – Stock Compensation. Refer to “Note 2 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of the assumptions used in calculating the award amount.

(2)	Figure includes $7,092 in employer-paid retirement contributions and $7,280 for benefits, which includes health insurance coverage for Ms. Zimmerman.

(3)	Figure includes $5,550 in employer-paid retirement contributions and $6,680 for benefits, which includes health insurance coverage for Ms. Zimmerman.

(4)	Mr. Skiba became Chief Financial Officer on August 26, 2013.

(5)	Figure includes $0 in employer-paid retirement contributions and $770 in benefits.

(6)	Figure includes $6,074 in employer-paid retirement contributions and $3,080 in benefits.

(7)	Figure includes $3,380 in employer-paid retirement contributions and $3,680 in benefits.

Outstanding Equity Awards at Fiscal Year End 2013

There were no unexercised options that were held at December 31, 2013 by either Shannon or Angela Zimmerman.

		OPTION AWARDS
Name and Position	Grant Date	Number of Securities Underlying Unexercised Options, Number Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Tom Skiba, Chief Financial Officer	8/29/2013	250,000	$1.28	8/29/2023

Employee Benefit Plans

2004 Amended and Restated Long-Term Incentive Plan. Our 2004 Incentive Plan allows our Board of Directors or a committee of the Board to grant awards to our employees (including our named executive officers), independent contractors, and other service providers or any parent or subsidiary of Sajan. The awards may take the form of qualified or non-qualified options, stock appreciation rights, shares of restricted stock, other stock-based awards or cash-based awards. For additional information regarding the 2004 Incentive Plan, please refer to the information in our Form 8-K filed February 24, 2010, under the section entitled “General Description of the 2004 Incentive Plan,” which description is incorporated herein by reference. If the 2014 Incentive Plan is approved, no further awards will be granted pursuant to the 2004 Incentive Plan.

2014 Equity Incentive Plan. Our 2014 Incentive Plan, summarized in Proposal 2 above, allows our Board of Directors, or a committee of the Board, to grant awards to our employees (including our named executive officers), directors, or consultants of the Company and its affiliates. The awards may take the form of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, performance awards, stock appreciation rights.

Retirement Savings Plans. Sajan maintains an employee benefit plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. At the discretion of the Board of Directors, the Company may make discretionary profit-sharing contributions into the 401(k) plan for all eligible employees, including our named executive officers. The Company will make matching contributions equal to each participant’s contribution, up to a maximum matching contribution of 4% of each participant’s compensation. For the year ended December 31, 2013, the Company’s matching contributions totaled $174,735.

2013 Annual Incentive Plan. On March 28, 2013, the Compensation Committee approved an Executive Incentive Plan for fiscal 2013, covering the Chief Executive Officer and the Chief Operating Officer. Effective October 1, 2013, the Compensation Committee and the Board of Directors of the Company approved the 2013 Annual Incentive Plan as a replacement for the Executive Incentive Plan. The Plan covered the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, senior managers and certain other eligible employees. The aggregate amount available for distribution under the Plan was based on the Company’s achievement of actual Adjusted EBITDA for the fourth quarter of fiscal year 2013 in excess of budgeted Adjusted EBITDA for the same quarter. Under the Plan, the Chief Executive Officer was eligible to earn incentive compensation of up to 75% of his compensation for the fourth quarter of fiscal year 2013 and both the Chief Operating Officer and Chief Financial Officer were eligible to earn incentive compensation of up to 50% of their compensation for the same quarter. The amount earned by the Chief Executive Officer, the Chief Financial Officer and Chief Operating Officer pursuant to the Plan was $17,855, $11,711 and $10,238, respectively, which amounts were paid in 2014.

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2014 Short-Term Incentive Plan. On March 27, 2014, the Compensation Committee approved the Sajan Short-Term Incentive Plan, covering Sajan employees, including the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. The aggregate amount available for quarterly distribution under the Plan will be based on the Company’s 2014 quarterly actual adjusted EBITDA. Amounts paid under the Plan will be determined by specific targets and other metrics determined by the Compensation Committee of the Board. Any payout under the plan will be allocated to employees based on each employee’s individual maximum bonus opportunity.

Employment and Change-in-Control Agreements

Under the employment agreement between Shannon Zimmerman and Sajan, dated May 19, 2006, as amended February 1, 2010, Mr. Zimmerman receives an annual base salary of $185,000. The employment agreement requires us to pay severance in an amount equal to the then-current annual salary upon termination of employment by the Company other than for cause or upon termination of employment by the employee for the Company’s breach. The employment agreement contains confidentiality, invention assignment, non-solicitation and non-competition provisions.

Under the employment agreement between Angela Zimmerman and Sajan, dated May 19, 2006, as amended February 1, 2010, Ms. Zimmerman initially received an annual base salary of $110,000. Ms. Zimmerman’s annual base salary was subsequently increased by the Board, and is currently set at an annual base salary of $159,120. The employment agreement requires us to pay severance in an amount equal to the then-current annual salary upon termination of employment by the Company other than for cause or upon termination of employment by the employee for the Company’s breach. The employment agreement contains confidentiality, invention assignment, non-solicitation and non-competition provisions.

On August 20, 2013, the Company entered into an employment agreement with Tom Skiba. Under the employment agreement, Mr. Skiba receives an annual base salary of $182,000. Mr. Skiba will be eligible to receive bonus payments from time to time, in an amount determined in the sole discretion of the Compensation Committee of the Company’s Board of Directors. In addition, Mr. Skiba was granted stock options to purchase 250,000 shares of the Company’s common stock pursuant to the Company’s 2004 Amended and Restated Long-Term Incentive Plan. The stock options will be exercisable at 100% of the fair market value of the Company’s common stock on the date of grant, will vest in equal installments on September 1, 2014, 2015, 2016 and 2017 and expire 10 years from the date of the grant. Upon a Change of Control (as such term is defined in the 2004 Amended and Restated Long-Term Incentive Plan), all unvested stock options will become vested. Under the employment agreement, Mr. Skiba is subject to traditional confidentiality, non-competition and employee non-solicitation restrictions during the term of his employment with the Company and for one year following his termination of employment with the Company for any reason. The employment agreement may be terminated by either party upon three months’ written notice. In the event the Company terminates Mr. Skiba’s employment for any reason not constituting Cause or Mr. Skiba terminates his employment for Good Reason (as such terms are defined in the Employment Agreement), the Company will pay his base salary through the date of termination and will provide the following benefits: (i) severance pay equal to six months of his ending base salary and (ii) immediate vesting of all stock options that are due to be vested within six months from the date of termination.

2013 Say on Pay Results

At our Annual Meeting held June 12, 2013, our stockholders had the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers. Approximately 98% of the shares voted on this proposal at the meeting approved the named executive officer’s compensation. The Board and the Compensation Committee welcomed this feedback and intend to continue their practice of linking Company performance with executive compensation decisions in order to maximize long-term stockholder value.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity securities authorized for issuance under our equity compensation plan as of December 31, 2013:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in First column)
Equity compensation plans approved by stockholders(1)	1,490,000	$1.24	648,575
Equity compensation plans not approved by stockholders	-	N/A	-
Total	1,490,000	$1.24	648,575

(1)	Consists of the 2004 Incentive Plan.
(2)	Warrants to purchase 176,000 shares of Company common stock also remain outstanding. These warrants were not issued as part of an equity compensation plan and are not reflected in this table.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Sajan is a party to three office lease agreements with River Valley Business Center, LLC (“RVBC”). RVBC owns a two-story commercial office building located near River Falls, Wisconsin. RVBC is owned and operated by Shannon Zimmerman and Angel Zimmerman, both of whom are executive officers, directors and significant stockholders of Sajan. Under the terms of a lease agreement dated February 1, 2010, Sajan leases 12,000 square feet of space which comprises the entire second floor of the building, and pays monthly rent of approximately $19,000. Under the terms of a lease agreement dated February 1, 2010, Sajan leases an additional 4,100 square feet of space which comprises a portion of the first floor of the building and pays monthly rent of approximately $6,500. Under the terms of a lease agreement effective February 28, 2012, Sajan leases an additional 3,850 square feet of space which comprises a portion of the first floor of the building and pays monthly rent of approximately $5,000. All three of these leases will expire on January 31, 2017. Sajan may not assign any of the lease agreements without the prior written consent of RVBC. In the lease agreements, Sajan granted RVBC a security interest in all goods, chattels, fixtures and personal property of Sajan located in the premises to secure rents and other amounts that may be due under the lease agreements. Management of Sajan believes, based on an informal assessment conducted by a commercial real estate agent familiar with commercial properties in the River Falls, Wisconsin area, that the rent paid for the leased premises is competitive with rents paid for similar commercial office space in the River Falls, Wisconsin market. The foregoing lease agreements were authorized by the disinterested members of the Board of Directors.

In February 2010, Shannon Zimmerman and Angela Zimmerman received a promissory note from the Company in the aggregate principal amount of $1.0 million in lieu of $1.0 million of cash consideration. The interest rate on this note is 8%. This note was amended on February 22, 2011 to provide for the immediate payment of $250,000 plus accrued interest and to extend the payment date for the remaining principal of $750,000 until August 23, 2012. On March 26, 2012, this note was again amended to extend the payment date for the $750,000 principal amount until August 23, 2013 and, on March 21, 2013, this note was again amended to further extend the payment date for the $750,000 principal amount until August 23, 2015. All other terms remain unchanged; no interest was paid during 2012 and $60,000 was paid in 2013.

Lori Bechtel is the sister of Angela Zimmerman and the sister-in-law of Shannon Zimmerman, and is currently employed as the Company’s Controller. During fiscal year 2013, Ms. Bechtel earned $114,170 as base salary, $2,973 as bonus compensation, and $12,028 in employer-paid retirement contributions and benefits. Ms. Bechtel was also granted options to purchase 25,000 shares of common stock, with a grant date fair value of $17,128. During fiscal year 2012, Ms. Bechtel earned $110,000 as base salary, and $10,823 in employer-paid retirement contributions and benefits.

Joe Bechtel is the husband of Lori Bechtel and the brother-in-law of Angela Zimmerman, and is currently employed as the Company’s Vice President of North American Client Services. During fiscal year 2013, Mr. Bechtel earned $132,017 as base salary, $3,397 as bonus compensation, and $8,581 in employer-paid retirement contributions and benefits. Mr. Bechtel was also granted options to purchase 26,000 shares of common stock, with a grant date fair value of $0.69 per share (20,000 shares) and $0.96 per share (6,000 shares). During fiscal year 2012, Mr. Bechtel earned $132,000 as base salary, and $8,952 in employer-paid retirement contributions and benefits. Mr. Bechtel was also granted options to purchase 10,000 shares of common stock, with a grant date fair value of $6,752.

All ongoing and future transactions between us and any of our officers or directors or their respective affiliates, including loans made to the Company by our officers or directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel.

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AUDIT COMMITTEE REPORT

This section shall not be deemed to be "soliciting material," or to be "filed" with the SEC, is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of Sajan under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any other general incorporation language in such filing.

Management is responsible for Sajan's financial reporting process, including the system of internal controls, and for preparing Sajan's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and review these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by Sajan's management and the independent registered public accounting firm.

During 2013, the Audit Committee, consisting of Benno G. Sand (chairman), Michael Rogers and Benjamin Allen held 5 meetings. The meetings were designed to, among other things, facilitate and encourage communication among the Audit Committee, management and Sajan's independent registered public accounting firm, Baker Tilly Virchow Krause, LLP. The Audit Committee discussed with Baker Tilly Virchow Krause, LLP the overall scope and plans for its 2013 audit. The Audit Committee met with Baker Tilly Virchow Krause, LLP, with and without management present, to discuss the results of its examinations and its evaluations of Sajan's system of internal controls.

During the meetings held in 2013, the Audit Committee reviewed and discussed, among other things:

•	Financial statements, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and reports from the independent registered public accounting firm;

•	Recent accounting pronouncements and the Company’s significant accounting policies;

•	Disclosure controls and internal controls over financial reporting;

•	Engagement of its independent registered public accounting firm.

In February and March 2014, the Audit Committee reviewed and discussed the 2013 audited consolidated financial statements and notes to the consolidated financial statements for inclusion in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 with management and Baker Tilly Virchow Krause, LLP, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements. The Audit Committee also has discussed with our independent registered public accounting firm the firm's independence from management, including whether the provision of non-audit services is compatible with maintaining the firm's independence, and matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent account's independence.

Based on this review and prior discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that Sajan’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Audit Committee

Benno G. Sand, Chairman

Michael Rogers
Benjamin Allen

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STOCKHOLDER PROPOSALS AND
DISCRETIONARY PROXY VOTING AUTHORITY

Any stockholder desiring to submit a proposal for action by the stockholders at the next annual stockholders’ meeting, which will be the 2015 annual meeting, must submit that proposal in writing to the Secretary of the Company at the Company’s corporate headquarters no later than December 26, 2014, approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement, to have the proposal included in the Company’s proxy statement for that meeting. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company suggests that any such proposal be submitted by certified mail, return-receipt requested.

Rule 14a-4 promulgated under the Securities Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to the Company’s 2015 annual meeting, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, by March 11, 2015, the management proxies will be allowed to use their discretionary authority as outlined above.

By Order of the Board of Directors:

/s/ Shannon Zimmerman
Chairman of the Board of Directors, Chief Executive Officer and President

Dated: April [25], 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2014.

The notice, proxy statement, form of proxy, and Annual Report on Form 10-K are available on the Investor Relations section of the Sajan, Inc. website at http://www.sajan.com/company/investors.html.

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APPENDIX A

SAJAN, INC.

2014 EQUITY INCENTIVE PLAN

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)          “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board of Directors, as the case may be.

(b)          “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)          “Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)          “Annual Award Limit” or “Annual Award Limits” shall have the meaning set forth in Section 6(d) of the Plan.

(e)          “Award” shall mean any grant pursuant to the Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right.

(f)          “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares Voting Power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)          Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined Voting Power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, exchange, reorganization or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the Voting Power as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

A-1

(ii)         There is consummated a merger, consolidation, exchange, reorganization or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, exchange, reorganization or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding Voting Power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding Voting Power of the parent of the surviving entity in such merger, consolidation, exchange, reorganization or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)        There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined Voting Power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(f)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)        Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(g)          “Close of Business” of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

A-2

(h)          “Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(h), “non-employee director” shall have the same meaning as set forth in Rule 16b-3. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(i)          “Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 15 of the Plan).

(j)          The “Company” shall mean Sajan, Inc., a Delaware corporation.

(k)          “Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. For purposes of the Plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(l)          “Covered Employee” shall mean any key salaried Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Administrator within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under the Plan for such applicable Performance Period.

(m)         “Director” shall mean a member of the Board of Directors of the Company.

(n)          “Effective Date” shall mean the date the Board of Directors of the Company approves the amendment and restatement of the Plan.

(o)          “Employee” shall mean a common law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(p)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

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(q)          “Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(r)          “Full Value Award” shall mean an Award that is settled by the issuance of shares of Common Stock, other than in the form of an Option or Stock Appreciation Right.

(s)          “Incentive Stock Option” shall mean an Option granted pursuant to Section 9 of the Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(t)          “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or an individual who beneficially owns more than ten percent (10%) of any class of equity securities of the Company that is registered under Section 12 of the Exchange Act, as determined by the Board of Directors in accordance with Section 16 of the Exchange Act.

(u)          The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References to sections of the Code are intended to include applicable treasury regulations and successor statutes and regulations.

(v)         “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(w)         “Nonqualified Stock Option” shall mean an Option granted pursuant to Section 10 of the Plan or an Option (or portion thereof) that does not qualify as an Incentive Stock Option.

(x)          “Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(y)          “Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right has been granted.

(z)          “Performance Award” shall mean any Performance Shares or Performance Units Award granted pursuant to Section 13 of the Plan.

(aa)        “Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

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(bb)         “Performance Objective(s)” shall mean one or more performance objectives set forth in Section 7 and established by the Administrator, in its sole discretion, for Awards granted under the Plan, including Performance Awards to Covered Employees that are intended to qualify as Performance-Based Compensation.

(cc)         “Performance Period” shall mean the period, established at the time any Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Award are to be measured.

(dd)         “Performance Share” shall mean any grant pursuant to Section 13 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(ee)         “Performance Unit” shall mean any grant pursuant to Section 13 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(ff)           “Plan” means the Sajan, Inc. 2014 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(gg)         “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 11 of the Plan.

(hh)         “Restricted Stock Unit” shall mean any grant of any restricted stock units pursuant to Section 12 of the Plan.

(ii)           “Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(jj)           “Stock Appreciation Right” shall mean a grant pursuant to Section 14 of the Plan.

(kk)         A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

(ll)           “Voting Power” shall mean any and all classes of securities issued by the applicable entity which are entitled to vote in the election of directors of the applicable entity.

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SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors, and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Performance Awards and Stock Appreciation Rights.

SECTION 3.

EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be effective on the Effective Date; provided, however, that adoption of the Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. Although Awards may be granted prior to the date the amendment and restatement of the Plan is approved by the shareholders of the Company, any Incentive Stock Options granted after the Effective Date shall be treated as Nonqualified Stock Options if shareholder approval is not obtained within such twelve-month period.

The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan, or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.

ADMINISTRATION

(a)          Administration by the Board of Directors or Committee(s). The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in the Plan as the “Administrator.”

(b)          Delegation by Administrator. The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the Plan. The Administrator may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Administrator: (i) designate Employees to be recipients of Awards and (ii) determine the size of any such Awards; provided, however, (x) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (y) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (z) the officer(s) shall report periodically to the Administrator regarding the nature and scope of the Awards granted pursuant to the authority delegated.

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(c)          Powers of Administrator. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any Award (to the extent the amended terms would be permitted by the Plan and provided that no such revision or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the Plan (including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and the Plan). The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

(d)          Limitation on Liability; Actions of Committees. No member of the Board or a Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, or the Administrator delegates any of its duties to another Committee or sub-Committee, any action of such Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator may grant Awards under the Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and any Performance Objectives applicable to Awards. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

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SECTION 6.

STOCK

(a)          Number of Shares Reserved. The stock to be awarded or optioned under the Plan (the “Share Authorization”) shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 15 of the Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is reserved and available for Awards under the Plan is One Million Five Hundred Thousand (1,500,000) shares, provided that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through Incentive Stock Options.

(b)          Fungible Share Reserve. To the extent that a share of Common Stock is granted pursuant to a Full Value Award, it shall reduce the Share Authorization by one and one half (1.5) shares of Common Stock; and, to the extent that a share of Common Stock is granted pursuant to an Award other than a Full Value Award, it shall reduce the Share Authorization by one (1) share of Common Stock.

(c)          Share Usage. The following shares of Common Stock shall not reduce the Share Authorization and shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) all or any portion of any outstanding Restricted Stock Award or Restricted Stock Unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such Award, and (ii) shares of Common Stock covered by an Award to the extent the Award is settled in cash; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right shall reduce the Share Authorization, whether such Stock Appreciation Right is settled in cash or shares of Common Stock. Any shares of Common Stock withheld to satisfy tax withholding obligations on an Award, shares of Common Stock withheld to pay the exercise price of an Option, and shares of Common Stock subject to a broker-assisted cashless exercise of an Option shall reduce the Share Authorization.

(d)          Annual Award Limits. Unless and until the Administrator determines that an Award to a Covered Employee shall not be Performance-Based Compensation, the following limits (each, an “Annual Award Limit,” and collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(i)          Options and Stock Appreciation Rights. The maximum number of shares of Common Stock subject to Options granted and shares of Common Stock subject to Stock Appreciation Rights granted in any one calendar year to any one Participant shall be, in the aggregate, Three Hundred Thousand (300,000) shares, subject to adjustment as provided in Section 15.

(ii)         Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect Restricted Stock Awards and Restricted Stock Units in any one calendar year to any one Participant shall be, in the aggregate, Three Hundred Thousand (300,000) shares, subject to adjustment as provided in Section 15.

(iii)        Performance Awards. To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any fiscal year of the Company covering in the aggregate more than Three Hundred Thousand (300,000) shares, subject to adjustment as provided in Section 15.

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SECTION 7.

PERFORMANCE OBJECTIVES

(a)          Performance Objectives. For any Awards to Covered Employees that are intended to qualify as “Performance-Based Compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, and (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

Any Performance Objective may be used to measure the performance of the Company and/or Affiliate, as a whole or with respect to any business unit, or any combination thereof as the Administrator may deem appropriate, or any of the specified Performance Objectives as compared to the performance of a group of competitor companies, or published or special index that the Administrator, in its sole discretion, deems appropriate. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Objectives; provided, however, that such authority shall be subject to Code Section 162(m) with respect to Awards intended to qualify as Performance-Based Compensation.

(b)          Evaluation of Performance Objectives. The Administrator may provide in any Award based on Performance Objectives that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(c)          Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Administrator shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Administrator determines.

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(d)          Administrator Discretion. In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Objectives without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, in such case, may apply performance objectives other than those set forth in this Section 7.

SECTION 8.

PAYMENT OF OPTION EXERCISE PRICE

Upon the exercise of an Option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for the period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

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(a)          Number of Shares and Exercise Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined
Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)          Exercisability and Term. The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”), and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in the Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

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(d)          Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b), to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)          Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other “incentive stock option” plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 9(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)          Other Provisions. The Incentive Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

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(b)          Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”) and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Nonqualified Stock Option shall be exercisable during a term of more than ten (10) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)          Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)          Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Number of Shares. The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)          Risks of Forfeiture. The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Common Stock covered by the Restricted Stock Award and the manner in which such risks of forfeiture shall lapse, including, if applicable in the Administrator’s discretion, a description of the Performance Objectives and Performance Period upon which the lapse of risks of forfeiture is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in lapse of risks of forfeiture. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c)          Issuance of Shares; Rights as Shareholder. Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(d)          Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)          Other Provisions. The Restricted Stock Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.

RESTRICTED STOCK UNITS

Each Restricted Stock Unit shall be evidenced by a Restricted Stock Unit Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Number of Shares. The Restricted Stock Unit Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit.

(b)          Vesting. The Restricted Stock Unit Agreement shall set forth the vesting conditions, if any, which shall apply to the Restricted Stock Unit and the manner in which such vesting may occur, including, if applicable in the Administrator’s discretion, a description of the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Restricted Stock Unit. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit.

(c)          Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in shares of Common Stock, cash in an amount equal to the Fair Market Value, on the date of payment, of the number of shares of Common Stock underlying the Award that have vested on the applicable payment date, or any combination thereof, as specified in the Restricted Stock Unit Agreement. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit have vested, the Participant shall not be entitled to vote any shares of Common Stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

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(d)          Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the payment of such Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)          Other Provisions. The Restricted Stock Unit Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.

PERFORMANCE AWARDS

Each Performance Award granted pursuant to this Section 13 shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a)          Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)          Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

(i)          the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

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(ii)         one or more Performance Objectives established by the Administrator;

(iii)        the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv)        the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)         the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares or Performance Units may be deferred.

(c)          Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)          Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(e)          No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

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(f)          Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 14.

STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:

(a)          Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant. The specified exercise price shall be equal to 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right, or such higher price as the Administrator determines. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)          Exercisability and Term. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e., “vests”) and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Stock Appreciation Right. The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Stock Appreciation Right shall be exercisable during a term of more than ten (10) years after the date on which it is granted.

The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

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(c)          Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(d)          No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made.

(e)          Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 14 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 15.

RECAPITALIZATION, EXCHANGE,

LIQUIDATION, OR CHANGE OF CONTROL

(a)          In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the value determinations applicable to outstanding Awards and the Plan in order to reflect such change, including adjustment of the class and number of shares of stock reserved under Section 6 of the Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award and the Annual Award Limits. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

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(b)          Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)          the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards, or Restricted Stock Units, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)         the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)          Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i)          the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)         the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

(iii)        that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv)        that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights, or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

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The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 16.

NONTRANSFERABILITY

(a)           In General. Except as expressly provided in the Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

(b)          Nonqualified Stock Options. Notwithstanding anything in this Section 16 to the contrary, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

(c)          Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant’s death before receipt of any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

SECTION 17.

INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

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As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(a)          In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(b)          In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

(c)          In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 17.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

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SECTION 18.

AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 15 of the Plan or to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock, or amend the terms of outstanding Options or Stock Appreciation Rights to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

To the extent applicable, the Plan and all Agreements shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 19.

RIGHTS AND OBLIGATIONS ASSOCIATED WITH AWARDS

(a)          No Obligation to Exercise. The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.

(b)          No Employment or Other Service Rights. The granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

(c)          Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any particular assets of the Company or any of its Affiliates by reason of the right to receive a benefit under the terms of the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive shares of Common Stock or payments from the Company or any of its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or an Affiliate, as the case may be. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the shares of Common Stock or make payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

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(d)          Arrangements Upon Termination of Employment or Competitive Employment. At the time of grant, the Administrator may provide in connection with any Award granted to a Participant under this Plan that the Common Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the Participant shall be required to offer to the Company upon termination of employment for any reason any Common Stock that the Participant acquired under the Plan, with the price being the then Fair Market Value of the Common Stock or, in the case of a termination for Cause (as defined in the applicable Award agreement), an amount equal to the cash consideration paid for the Common Stock if lower than the Fair Market Value of the Common Stock, subject to such other terms and conditions as the Administrator may specify at the time of grant. The Administrator may, at the time of the grant of an Award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, Common Stock acquired pursuant to the Plan by any Participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

SECTION 20.

MISCELLANEOUS

(a)          Issuance of Shares. The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)          Choice of Law. The law of the state of Delaware shall govern all questions concerning the construction, validity, and interpretation of the Plan, without regard to that state’s conflict of laws rules.

(c)          Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)          No Duty to Notify. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

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SECTION 21.

AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

Under the Plan, each Non-employee Director shall automatically be granted a Nonqualified Stock Option to purchase shares of Common Stock (a “Director Option”) according to the following terms and conditions:

(a)          Initial Grants of Director Options. Each person who is first elected or appointed to serve as a Non-employee Director after the effective date of the Plan shall automatically be granted a Director Option on the date of his or her initial election or appointment to the Board to purchase fifteen thousand (15,000) shares of Common Stock. All Director Options granted under this Section 11(a) shall vest and become exercisable with respect to one-third (1/3) of the shares subject to such Director Option on the first, second and third anniversary of the date of the grant of such Director Option, but only if the holder of the Director Option is then a member of the Board.

(b)          Additional Grants of Director Options. On the first business day following the annual meeting on which the national securities exchanges are open, each Non-employee Director will automatically be granted an additional Director Option to purchase ten thousand (10,000) shares of Common Stock, but only if such person is a Non-employee Director on such date and did not receive an initial grant pursuant to Section 21(a) at such annual meeting. If no annual meeting is held in a given year, such Director Option shall be automatically granted on August 1 of that year (or, if the national securities exchanges are not open on August 1, on the first business day following August 1 on which the national securities exchanges are open). Such grant will satisfy the obligation to make an automatic grant under this Section 21(b) for the year, even if an annual meeting is subsequently held between August 1 and the end of the calendar year. All Director Options granted under this Section 21(b) shall vest and become exercisable as to the shares subject to the Director Option ratably over eleven months from the date of grant of the Director Option, but only if the holder of the Director Option is then a member of the Board.

(c)          Termination of Director Options. All Director Options granted under this Section 21 shall expire ten (10) years after the date of grant.

(d)          Exercise Price. The option price per share of Director Options granted under this Section 21 shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Director Option.

(e)          Terms of Construction. Expect as otherwise set forth in this Section 21, all Director Options granted under this Section 21 shall be governed by Section 10 hereof. For purposes of this Section 21 only, the term “Non-employee Director” shall mean any Director who is not also an Employee of the Company.

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APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

SAJAN, INC.

It is hereby certified that:

FIRST: The original Certificate of Incorporation of Sajan, Inc. (the “Corporation”), formerly known as MathStar, Inc., was filed with the Secretary of State of the State of Delaware on June 7, 2005 and was amended on May 23, 2008, and further amended on June 15, 2010 (the “Certificate of Incorporation”).

SECOND: Article 4.A of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“ARTICLE 4.

Capital Stock

A.

1.          The total number of shares of all classes of stock that the Corporation shall have authority to issue is Forty-Five Million (45,000,000) shares consisting of: Thirty-Five Million (35,000,000) shares of common stock, $0.01 par value per share (“Common Stock”); and Ten Million (10,000,000) shares of preferred stock, $0.01 par value per share.

2.          Effective 11:59 p.m. on [         ] (the “Effective Time”), each [             ](1) shares of Common Stock of the Corporation issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically be combined, without any action on the part of the holder thereof, into one (1) share of fully paid and nonassessable Common Stock of the Corporation, subject to the treatment of fractional shares interests described as follows. No fractional shares of Common Stock shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock. A holder of Common Stock immediately prior to the Effective Time who, after the Effective Time, would otherwise be entitled to a fraction of a share of Common Stock as a result of such combination shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the holder would otherwise be entitled multiplied by the last reported per share sale price of the Common Stock as of immediately prior to the Effective Time, as reported on an over-the-counter market quotation system (or if such price is not available, then such other price as determined by the Board of Directors) and as appropriately adjusted for such combination. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

THIRD: This amendment to the Certificate of Incorporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President, as of [             ].

SAJAN, INC.

By:
Shannon Zimmerman
President

(1) the reverse stock split shall be at a ratio of not less than 1:2 and not more than 1:5.

B-2

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote “FOR” Proposals 1, 2, 3, 4 and 5.

1.	Proposal to elect five directors to the Board of Directors.
01 Shannon Zimmerman	03 Benjamin Allen	05 Benno Sand	☐	Vote FOR all nominees	☐	Vote WITHHELD
02 Angela Zimmerman	04 Michael Rogers			(except as marked)		from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve the Sajan, Inc. 2014 Equity Incentive Plan.	☐	For	☐	Against	☐	Abstain

3.	Proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent
	registered public accounting firm of the Company for fiscal 2014.	☐	For	☐	Against	☐	Abstain

4.	To give our Board of Directors the authority to amend our Certificate of Incorporation to effect
	a reverse stock split of common stock, if and when determined by the Board of Directors.	☐	For	☐	Against	☐	Abstain

5.	To approve, on a non-binding and advisory basis, named executive officer compensation.	☐	For	☐	Against	☐	Abstain

NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

Address Change? Mark box, sign, and indicate changes below: ☐	Date _____________________________________

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

SAJAN, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 12, 2014

1:00 p.m.

Sajan, Inc.

625 Whitetail Boulevard

River Falls, WI 54022

The Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders and
Annual Report on Form 10-K for the year ended December 31, 2013 are available at http://www.sajan.com/company/investors.html.

Sajan, Inc. 625 Whitetail Boulevard River Falls, WI 54022	proxy

This proxy is solicited by the Board of Directors.

The undersigned, a stockholder of Sajan, Inc., hereby appoints Mr. Shannon Zimmerman and Mr. Michael Rogers, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of Sajan, Inc. to be held at the Sajan corporate offices, 625 Whitetail Boulevard, River Falls, Wisconsin (at the intersection of South U.S. Highway 35 and Whitetail Boulevard), on June 12, 2014 at 1:00 p.m. local time, and at any and all adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present.

When properly executed, the appointed proxies will vote this proxy on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the approval of the Sajan, Inc. 2014 Equity Incentive Plan, FOR the ratification of Baker Tilly Virchow Krause, LLP’s appointment as our independent registered public accounting firm for fiscal 2014, FOR the approval of the Board’s authority to amend our Certificate of Incorporation to effect a reverse stock split of common stock, if and when determined by the Board, FOR the approval on a non-binding and advisory basis of named executive officer compensation, and in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Stockholders.

See reverse for voting instructions.